Scoutcam

(OTC:SCTC)

Revolutionizing The Industry 4.0 Revolution

March 2021

Disclaimer

This presentation includes statements that constitute forward-looking statements within the meaning of safe harbor provisions of the Private Securities Litigation Reform Act of 1995 relating to future events or our future performance. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied in those forward- looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are in some cases beyond our control. Factors that may affect our results, performance, circumstances or achievements include, but are not limited to the following: (i) market acceptance of our existing and new products, (ii) lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device and related industries from much larger, multinational companies, (v) product liability claims, (vi) product malfunctions, (vii) our limited manufacturing capabilities and reliance on third-parties for assistance, (viii) our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful, (ix) legislative or regulatory reform of the healthcare system in both the U.S. and foreign jurisdictions, (x) our reliance on single suppliers for certain product components, (xi) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain and (xii) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction.

We cannot guarantee future results, levels of activity, performance or achievements. The matters discussed in this presentation also involve risks and uncertainties summarized under the heading "Risk Factors" in ScoutCam Inc.'s (i) most recent quarterly report on Form 10-Q as filed with the Securities and Exchange Commission (the "Commission") on November 12, 2020, and (ii) annual report on Form 10-K as filed with the Commission on March 16, 2020. These factors are updated from time to time through the filing of reports and registration statements with the Commission. Any forward-looking statements contained in this presentation are made as of the presentation date and ScoutCam Inc. is under no obligation to revise or update these forward-looking statements.

This presentation is being made exclusively to "accredited investors" as defined in Regulation D under the U.S. Securities Act of 1933, as amended (the "Securities Act") and "qualified investors" under the First Addendum of the Israeli Securities Law of 1968 (the "Securities Law"). The securities described herein have not been registered under the Securities Act and may not be offered or sold in the United States except pursuant to an exemption from, or transaction not subject to, the registration requirements of the Securities Act.

This document does not constitute an offer to sell, or a solicitation of an offer to purchase, any securities in any jurisdiction where such offer or sale is not permitted. Any purchaser of such securities will be deemed to have made certain representations and acknowledgments, including, without limitation, that the purchaser is a "accredited investor" as defined in Regulation D under the Securities Act and a "qualified investor" under the First Addendum of the Securities Law.

The right time to invest is now!

Micro-video cameras with Endurance and data transfer capabilities in extremely harsh conditions

High potential in medical, aerospace and defense markets

Blue ocean – SMART technologies to enhance Industry 4.0

Innovative resilient miniature Camera-as-a-Sensor™

Strong IP portfolio deep understanding of and experience in diverse applications

Strong investors and management experienced in leading companies to sustainable growth



Mori Arkin
Founder & Chairman
Arkin Holdings

Leading investors see an impressive potential

" My decision to formally join the ScoutCam board reflects my growing belief in this company and its potential, including **beyond visualization** solutions for the medical industry.

ScoutCam, in my mind, has only begun to tap into its vast potential, and that the **applications of its technology are limitless**, whether in the fields of maintenance and predictive maintenance, a critical pillar of Industry 4.0, aviation and defense, and more.

I am excited to take a more active role on the company's leadership team to help realize this **impressive potential**."

https://finance.yahoo.com/news/leading-life-science-pharmaceutical-entrepreneur-140000961.html?guccounter=1

Scoutcam micro imaging technology

ScoutCam at a glance

Founded on March 1, 2019

Based on a technology developed by Medigus

10 years and $20M R&D invested in technology

Currently a global leader in custom-tailored micro-visualization solutions for a variety of industries

World record for the smallest diameter camera with illumination = 1 mm

Our solutions are highly resilient to extreme conditions

Micro-visualization solutions
customized for extra-ordinary conditions and applications

NASA

- Almost a decade in outer-space
- 2nd & 3rd generation robotic refueling mission
- Included in the recommended supplier database of the US Government
- Invited supplier for the first human mission to Mars

FORTUNE 500

- Medial market leader chose ScoutCam to develop and produce a critical miniature visualization solution
- Product development completed
- Our solution is included in a revolutionary minimally invasive surgical procedure
- Two additional product development projects are in progress

ROLLS ROYCE

ScoutCam's visualization solution installed in the robotic remote inspection system for jet engine NDT on aircraft wings

AREVA

Westinghouse

Monitoring uranium rods in nuclear reactor cooling chambers in harsh radiation conditions

Proven successes in outer-space

ScoutCam's micro 8.0 HD in NASA's 3rd generation Robotic Refueling Mission (RRM3), officially used in-orbit on October 2020.

ScoutCam's miniature cameras are proven as highly resilient not only under laboratory conditions, but also in working for four consecutive days in the harsh environment of outer-space.



Credits: NASA

From Medical Applications to Revolutionizing the Industry 4.0 Revolution

New applications

- Monitoring and maintenance
- Predictive maintenance

Thanks to

- Size
- Lightweight
- Endurance

New relevant markets

- Aerospace
- Defense
- Energy
- Automotive

...and more

Revolutionizing the emerging, disruptive field of **Industry 4.0** by using ScoutCam's **Camera-as-a-Sensor**™ approach

The fourth industrial revolution is now!

The Fourth Industrial Revolution (or Industry 4.0) is the ongoing automation of traditional manufacturing and industrial practices, using modern smart technology.

- **M2M** (machine to machine comm.)
- **IoT** (Internet of Things)
- **AI** (artificial intelligence)
- **Big data**

Increased efficiency & safety

Reduced costs (OPEX)

Scoutcam

Industry 4.0 Market size

$210B

by 2026, growing at a CAGR of 17%[1]



Control
Control
264

1. Facts & Factors, Globe News Wire, 2020

Industry 4.0 accelerated due to COVID-19

Social distancing caused a shift toward remote, automated technologies[1]



IoT – Data from diverse sensors



Remote access vs. on-site presence



Automation rather than manual work

SMART

Sensors Monitoring Automation Real-Time

1 https://www.supplychaindive.com/news/robots-automation-social-distancing-pandemic/581531/

SMART disruption of the Industry 4.0 market

A new opportunity for ScoutCam

Our visualization solutions fill a need that current technologies are not yet providing



Industry 4.0 applications' requirements:

Introducing micro Camera-as-a-sensor™ as part of an IoT system for complete vision

Providing images of areas which can't be accessed by larger visual devices and in harsh environments

Applying unique data transmission capabilities

Enabling maintenance and very early predictive maintenance capabilities in places otherwise inaccessible to the human eye

The truth is in the eye of the beholder

ScoutCam's Camera-as-a-Sensor™ approach

- Vision is the most important and informative way to communicate data, for human and machines alike
- ScoutCam's micro visualization sensors provide a high resolution image and its analysis
- Our solutions enable the detection and alert of malfunction before the conventional existing sensors are able to detect it

We take **predictive maintenance** to a whole **new level** of **pre-fault detection**

Visualization solutions as never seen before

Super small and lightweight

Camera diameter > 1mm

0.04 gram

High definition and resolution

Unique illumination features

Focal distance – 2 mm

Durability and resilience in diverse and extreme conditions

Temperatures: -127°C to +100°C

Waterproof and RF protected

Resilient to: Vibrations, Vacuum, cosmic and ionizing radiation

Exceptional data transmission technologies

Wireless: zero latency

Wired: 30-40m cables, low data loss

Strong IP Protection



42 active patents

31 granted

in **6** families

Multiple view endoscopes (2001) - *Granted US, Japan, Europe* **Endoscope with more than one camera** (e.g., one looking straight and one sideways)

Small diameter video camera (2010) - Granted in US and Asia; debated in Europe **Camera <1.1/1.4mm with 3 or 4 pads and device <3.2mm/4mm comprising such camera**

Integrated endoscope irrigation (2013) - Granted US and Europe **Endoscope irrigation without a tube for liquids or gas - allowing smaller device per given sensor**

Camera head (2016) - Granted US, IL; Pending in Europe, Canada and Japan **Camera with more than one circuit boards arranged in parallel planes - Allowing smaller device per given sensor**

Medical ophthalmic device (2019) – pending

Predictive maintenance visual sensor (2021) - pending

Scoutcam



Creating the base for future growth

Gaining experience in providing visualization solutions to major players in different industries

Full customization - From definition to design, to planning and full-scale manufacturing

Prototype production floor capabilities and processes were established and approved based on highly-demanding regulatory criteria
(ISO 7/8 clean rooms, testing with 1-micron accuracy, FDA and CE compliant facilities)

Full in-house assembly & Excellent cost/performance

Experienced leadership



Prof. Benad Goldwasser
COB

A serial entrepreneur and inventor with multiple exits. Board member of numerous life-science companies. Managed biomedical investments, and international VCs.



Yovav Sameach
CEO

Senior level executive with extensive hands-on experience in leading multi-disciplinary and SW organizations' P&L (>$100M) to sustainable growth and acquisition.



Amir Govrin
CTO

Over 20 years of medical devices R&D experience with more than 30 issued patents.



Prof. Kobi Bortman
BD Industry 4.0
Brigadier general (ret.)

An expert in material and structure failure mechanisms. Served in the IDF as the head of the Air Force's equipment division.

Premium Investors



Mori Arkin
(Arkin Holdings)



David Fuhrer
(Neopharm)



Shmuel Dornstein
(Rav-Bariach)



Yoram Bauman



Shimon Sheves



Prof. Benad Goldwasser

Cap table



	Common Stock	%	Warrants	Common Stock Fully diluted	% Fully diluted
Medigus Ltd.	16,918,423	44.44%	3,869,699	20,788,122	31.49%
M. Arkin (1999) Ltd.	4,468,367	11.74%	5,862,213	10,330,580	15.65%
Other Investors	16,686,232	43.83%	8,786,127	25,472,359	38.59%
ESOP - Allocated				7,145,186	10.82%
ESOP - Unallocated				2,277,254	3.45%
Total	**38,073,022**	**100.00%**	**18,518,039**	**66,013,501**	**100.00%**

Use of proceeds


10%
Marketing
37%
Operations and G&A
Seeking
$15M
53%
R&D
(industry 4.0)



Scoutcam

ScoutCam in a nutshell

Charting new “blue ocean”, powered by proven existing solutions and revenues

Huge growth potential in redefining diverse markets

Proven, resilient, patent-protected technologies and solutions

Harvest previous investments

Attractive investment with Israel's leading investors

Scoutcam

THANK YOU

www.scoutcam.com